UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 23, 2024

MULLEN AUTOMOTIVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 23, 2024, Mullen Automotive Inc. (the “Company”) and its wholly-owned subsidiary, VoltiE Group, entered into a Purchase Agreement (the “Agreement”) with Volt Mobility Holding Ltd. (“Volt Mobility”) pursuant to which the Company will provide Volt Mobility with commercial electric vehicles (“EVs”), specifically, Class 1 and Class 3 Mullen vehicles and, upon U.S. certification and launch, Bollinger Class 4 vehicles, and chargers at preferred wholesale pricing for the United Arab Emirates (“UAE”) region as its exclusive representative. Volt Mobility, as the Company exclusive representative, will have the ability to set up respective dealers and distributors and service partners throughout the region. Volt Mobility committed to purchase 3,000 Class 3 commercial EVs with an initial deposit of $3.0 million for initial orders of 300 units within 60 days of execution and the balance of 2,700 units in calendar year 2025. The Company also agreed that it will coordinate with Volt Mobility to set up a fully operational service center in the UAE. In the event of default by any party with respect to any material term and upon 30-day notice, any party may terminate the Agreement in part or in its entirety without any further notice. The Agreement has a term of 16 months and will automatically renew for an additional 12 months unless notice is provided otherwise.

Item 7.01.	Regulation FD Disclosure.

On August 26, 2024, the Company issued a press release regarding is Agreement with Volt Mobility. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Purchase Agreement dated August 23, 2024 between the Mullen Automotive Inc, VoltiE Group and Volt Mobility Holding Ltd.
99.1	Press release dated August 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: August 26, 2024	By:	/s/ David Michery
David Michery
Chief Executive Officer

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